UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2014

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 E. Franklin St.

Richmond, VA 23219

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 887-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Conditions.

Media General, Inc. (the “Company” or “Media General”) announced today that it is seeking certain amendments to its existing senior secured credit agreement to implement committed incremental financing facilities to be used in connection with the consummation of its announced business combination (“LIN Merger”) with LIN Media LLC (“LIN”). Such incremental credit facilities are expected to consist of (i) a $90 million incremental revolving credit commitment, (ii) a $325 million incremental term loan B facility and (iii) a $600 million incremental term loan A facility (collectively, the “Incremental Facilities”). In addition, the Company announced that a newly formed, wholly owned subsidiary of the Company (the “Issuer”) intends to issue $300 million of senior unsecured notes (the “Senior Notes”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Upon the closing of the LIN Merger, the Issuer will merge with and into LIN Television Corporation (“LIN Television”) with LIN Television continuing as the surviving corporation in such merger and assuming all of the Issuer’s obligations under the Senior Notes and the indenture governing the Senior Notes. The proceeds of the Incremental Facilities and Senior Notes, together with cash on hand and proceeds from previously announced divestitures, will be used to pay a portion of the merger consideration for the LIN Merger, repay certain existing indebtedness of LIN and pay related fees and expenses. The closing of the proposed Incremental Facilities and Senior Notes will be subject to customary closing conditions.

In connection with the Incremental Facilities, management of the Company and LIN will make presentations to potential lenders regarding, among other things, the operations and performance of the Company and LIN. Based upon currently available information for the three months ended September 30, 2014, the Company estimates the following:

•	Net operating revenue is expected to be $160.2 million as compared to $54.1 million ($132.6 million including Legacy Media General) for the same period in the prior year.

•	Broadcast Cash Flow is expected to be $61.1 million as compared to $16.8 million ($40.0 million including Legacy Media General) for the same period in the prior year.

•	Adjusted EBITDA is expected to be $54.9 million as compared to $15.5 million ($30.9 million including Legacy Media General) for the same period in the prior year.

•	Total debt outstanding is expected to include $30.2 million of Shield Media debt consolidated by the Company along with $876 million directly borrowed for a total of $906.2 million, and total cash and cash equivalents is expected to be $26.9 million as of September 30, 2014.

Reconciliations of the non-GAAP financial measures of Adjusted EBITDA and Broadcast Cash Flow are attached hereto as Exhibit 99.2, which is incorporated herein by reference. In addition, certain other financial information used in the presentation to potential investors is also included in Exhibit 99.2, which is incorporated by reference herein.

The financial data above is preliminary in nature and based only upon preliminary information available to the Company as of the date of this report. Therefore, our actual results could be materially different from our estimates. The results discussed above may change based on the completion of the quarterly closing and review procedures by our management and our independent registered public accounting firm, Deloitte & Touche LLP. The preliminary results have been prepared by and are the responsibility of our management. Deloitte & Touche LLP has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial data. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto.

Due to the preliminary nature of the third quarter financial information, investors should use caution in relying on the information contained in this current report. Further, investors should not draw any inferences from the information contained in this current report regarding financial or operating data that is not discussed herein.

The Company plans to report its third quarter 2014 earnings results before the market opens on November 6, 2014.

Item 7.01.	Regulation FD Disclosure.

The information in Item 2.02 is hereby incorporated by reference into this Item 7.01.

***

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Certain statements in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Media General or LIN to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “increase,” “forecast” and “guidance” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are based upon then-current assumptions and expectations and are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. There can be no assurance that the transactions or related financings will occur as currently contemplated, or at all, or that the expected benefits from the transactions will be realized on the timetable currently contemplated, or at all. Other risks that could cause future results to differ from those expressed by the forward-looking statements included in this report include, but are not limited to, any change in national and regional economic conditions, the competitiveness of political races and voter initiatives, pricing fluctuations in local and national advertising, future regulatory actions and conditions in the television stations’ operating areas, competition from others in the broadcast television markets served by Media General, volatility in programming costs, the effects of governmental regulation of broadcasting, industry consolidation, technological developments and major world news events.

A further list and description of important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Media General’s Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Reports on Form 10-Q, included under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. Other unknown or unpredictable factors could also have material adverse effects on Media General’s performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this report may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this report. Media General undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release issued by Media General, Inc., October 24, 2014

99.2	Reconciliation of Certain Non-GAAP Financial Measures and Other Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2014

MEDIA GENERAL, INC.

By:	/s/ James F. Woodward
James F. Woodward
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Media General, Inc., October 24, 2014

99.2	Reconciliation of Certain Non-GAAP Financial Measures and Other Financial Information